UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2011

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street - 2nd Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

  KIT digital, Inc.

  July 19, 2011

Item 2.02.	Results of Operations and Financial Condition.

The information contained in the Press Release issued by KIT digital, Inc. on July 19, 2011, reporting preliminary second quarter results and full year 2011 forecast, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.  The information in this current report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release of KIT digital, Inc. issued July 19, 2011.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: July 19, 2011	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer